UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2006

The following Form N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different Form N-CSR reporting requirements. A separate Form N-CSR will be filed for those series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Premier
Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Equity Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the “Fed”) decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. stock market rallied in the wake of the Fed’s announcement, offsetting earlier losses in a relatively volatile market environment. In addition, for the first time in several years, large-cap stocks have lately begun to produce higher returns than their small-cap counterparts, which some analysts believe may signify a fundamental shift in investors’ attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 8.45% for Class A shares, 7.60% for Class B shares, 7.60% for Class C shares, 8.72% for Class R shares and 8.14% for Class T shares.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced an 8.87% total return.2

Despite periodic concerns regarding interest rates, inflation and economic growth, stock prices generally ended the reporting period higher than where they began.The fund’s returns during the reporting period were more in line with the S&P 500 Index, mainly due to a shift in investor sentiment toward the large, high-quality companies in which the fund invests, and away from the smaller, more speculative stocks that previously led the market.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

What other factors influenced the fund’s performance?

From the start of the reporting period through the first quarter of this year, investors generally continued to favor lower-quality companies in an environment of robust economic growth and low inflation. In early May 2006, however, investors’ attitudes toward risk appeared to change dramatically when comments by Federal Reserve Board Chairman Ben Bernanke suggested that short-term interest rates might rise more than previously expected, potentially choking off the economic expansion. Indeed, signs of impending economic weakness began to emerge when the housing market cooled and consumer spending moderated. At the same time, inflationary pressures seemed to intensify, as reflected by higher prices for energy, industrial commodities and precious metals.

The resulting “flight to quality” among investors appears to us to have signaled a fundamental shift in investor sentiment toward the higher-quality, multinational growth companies in which the fund primarily invests. The fund’s energy and consumer-oriented holdings provided particularly attractive results in the changing market environment. For example, integrated oil giant Exxon Mobil, one of the fund’s larger holdings, benefited from resurgent oil and gas prices during the spring and summer of 2006.

Although higher energy prices, rising interest rates and a cooling U.S. housing market may have begun to constrain consumer spending, the fund’s consumer-oriented holdings fared relatively well. Food and tobacco leader Altria Group benefited from an improving legal environment, which many analysts believe may allow the company to proceed with a restructuring plan designed to unlock shareholder value. Beverage and snack-food maker PepsiCo gained value when the company reported strong earnings and raised its dividend. Health-conscious consumers increasingly turned to brands such as Quaker Oats and Gatorade, while the company’s soft drink businesses continued to prosper. Finally, consumer discretionary company McGraw-Hill continued to receive strong contributions from its financial data and textbook publishing divisions.

4

Although the fund held relatively few technology companies, its position in semiconductor giant Intel proved disappointing due to unexpectedly severe competitive pressures and lackluster customer demand.The fund’s relative performance also was limited by its lack of participation in a rebound among telecommunications services companies, none of which met our investment criteria.

What is the fund’s current strategy?

We have maintained our focus on high-quality multinational companies that we believe have the resources to reinvest in their businesses and extend their established records of earnings and dividend increases. However, during the reporting period we eliminated some positions. Sales included household goods provider Colgate-Palmolive, mortgage agency Freddie Mac and media conglomerate Time Warner.

Instead, we allocated those assets to new positions in industrial giant Halliburton and hotelier Hilton Hotels.We believe Halliburton is well-positioned to benefit from rising capital spending in the energy sector driven by higher commodity prices and shortages in people, equipment and spare parts. Hilton Hotels recently reacquired the rights to use the Hilton brand internationally,allowing the company to expand its successful mid-tier lodging concepts beyond North America.

September 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co., the fund’s sub-
investment adviser, pursuant to an agreement in effect through April 4, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Equity Fund on
9/30/98 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/30/98	2.24%	1.35%	2.93%
without sales charge	9/30/98	8.45%	2.55%	3.70%
Class B shares
with applicable redemption charge †	4/15/02	3.60%	—	1.41%
without redemption	4/15/02	7.60%	—	1.85%
Class C shares
with applicable redemption charge ††	4/15/02	6.60%	—	1.85%
without redemption	4/15/02	7.60%	—	1.85%
Class R shares	4/15/02	8.72%	—	3.25%
Class T shares
with applicable sales charge (4.5%)	4/15/02	3.29%	—	1.27%
without sales charge	4/15/02	8.14%	—	2.34%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’ S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.52	$ 10.41	$ 10.41	$ 5.22	$ 7.82
Ending value (after expenses)	$1,069.10	$1,065.40	$1,064.70	$1,070.50	$1,067.60

COMPARING YOUR	FUND’ S EXPENSES
WITH THOSE OF	OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.36	$ 10.16	$ 10.16	$ 5.09	$ 7.63
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.16	$1,017.64

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Class R and 1.50% for Class T Shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2006

Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—8.9%
CBS, Cl. B	10,000	285,500
Hilton Hotels	30,000	764,100
Home Depot	50,000	1,714,500
McDonald’s	40,000	1,436,000
McGraw-Hill Cos.	120,000	6,709,200
News, Cl. A	200,200	3,809,806
Target	45,000	2,177,550
Viacom, Cl. B	10,000 [a]	363,000
		17,259,656
Consumer Staples—24.2%
Altria Group	160,000	13,364,800
Anheuser-Busch Cos.	45,000	2,222,100
Coca-Cola	180,000	8,065,800
Estee Lauder Cos., Cl. A	30,000	1,105,800
Nestle, ADR	70,050	6,022,198
PepsiCo	117,000	7,637,760
Procter & Gamble	135,000	8,356,500
		46,774,958
Energy—18.8%
BP, ADR	65,000	4,423,250
Chevron	121,000	7,792,400
ConocoPhillips	70,000	4,440,100
Exxon Mobil	190,060	12,861,360
Halliburton	24,000	782,880
Occidental Petroleum	40,000	2,039,600
Royal Dutch Shell, Cl. A, ADR	50,000	3,447,000
Total, ADR	8,000	539,440
		36,326,030

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Finance—17.5%
American Express	73,000	3,835,420
American International Group	40,580	2,589,816
Ameriprise Financial	16,000	731,680
Bank of America	95,000	4,889,650
Citigroup	158,233	7,808,799
HSBC Holdings, ADR	35,000	3,182,900
JPMorgan Chase & Co.	90,000	4,109,400
Merrill Lynch & Co.	55,000	4,044,150
SunTrust Banks	34,000	2,597,600
		33,789,415
Food Retailing—6.1%
Wal-Mart Stores	82,000	3,667,040
Walgreen	164,000	8,111,440
		11,778,480
Health Care—8.9%
Abbott Laboratories	70,000	3,409,000
Eli Lilly & Co.	45,000	2,516,850
Johnson & Johnson	90,000	5,819,400
Merck & Co.	30,000	1,216,500
Pfizer	130,350	3,592,446
UnitedHealth Group	10,000	519,500
		17,073,696
Industrial—9.1%
Emerson Electric	60,000	4,929,000
General Electric	298,000	10,149,880
United Parcel Service, Cl. B	35,000	2,451,750
		17,530,630

10

Common Stocks (continued)		Shares	Value ($)

Information Technology—5.6%
Intel		325,000	6,350,500
Microsoft		170,000	4,367,300
			10,717,800
Materials—.8%
Arkema, ADR		200 [a,b]	7,797
Praxair		25,000	1,435,250
			1,443,047

Total Investments (cost $148,961,410)		99.9%	192,693,712
Cash and Receivables (Net)		.1%	261,526
Net Assets		100.0%	192,955,238

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	The value of this security has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Consumer Staples	24.2	Health Care	8.9
Energy	18.8	Food Retailing	6.1
Finance	17.5	Information Technology	5.6
Industrial	9.1	Materials	.8
Consumer Discretionary	8.9		99.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:			148,961,410		192,693,712
Cash					98,540
Dividends and interest receivable					582,385
Receivable for shares of Capital Stock subscribed					279,875
Receivable for investment securities sold					65,568
					193,720,080

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					270,825
Bank loan payable—Note 2					385,000
Payable for shares of Capital Stock redeemed					108,145
Interest payable					872
					764,842

Net Assets ($)					192,955,238

Composition of Net Assets ($):
Paid-in capital					154,105,990
Accumulated undistributed investment income—net					1,086,616
Accumulated net realized gain (loss) on investments					(5,969,670)
Accumulated net unrealized appreciation
(depreciation) on investments					43,732,302

Net Assets ($)					192,955,238

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	85,053,979	40,222,259	64,230,301	121,805	3,326,894
Shares Outstanding	5,336,654	2,570,731	4,106,979	7,501	210,654

Net Asset Value
Per Share ($)	15.94	15.65	15.64	16.24	15.79

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August	31, 2006

Investment Income ($):
Income:
Cash dividends (net of $41,095 foreign taxes withheld at source):
Unaffiliated issuers		4,851,743
Affiliated issuers		5,647
Income from securities lending		13,146
Total Income		4,870,536
Expenses:
Management fee—Note 3(a)		2,202,027
Distribution and service fees—Note 3(b)		1,327,524
Interest expense—Note 2		11,616
Loan commitment fees—Note 2		1,277
Total Expenses		3,542,444
Less—reduction in management fee
due to undertakings—Note 3(a)		(108,047)
Net Expenses		3,434,397
Investment Income—Net		1,436,139

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		2,361,096
Net unrealized appreciation (depreciation) on investments		11,173,871
Net Realized and Unrealized Gain (Loss) on Investments		13,534,967
Net Increase in Net Assets Resulting from Operations		14,971,106

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	1,436,139	2,197,149
Net realized gain (loss) on investments	2,361,096	(3,220,317)
Net unrealized appreciation
(depreciation) on investments	11,173,871	16,314,263
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,971,106	15,291,095

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(710,903)	(1,118,253)
Class B shares	(238,932)	(192,462)
Class C shares	(363,314)	(278,933)
Class R shares	(885)	(8,340)
Class T shares	(19,703)	(26,462)
Total Dividends	(1,333,737)	(1,624,450)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	14,155,918	19,375,878
Class B shares	1,210,864	4,422,835
Class C shares	8,358,936	15,837,717
Class R shares	10,656	98,816
Class T shares	736,124	512,703
Dividends reinvested:
Class A shares	513,073	812,053
Class B shares	174,521	140,739
Class C shares	181,257	139,701
Class R shares	719	8,348
Class T shares	19,169	25,969
Cost of shares redeemed:
Class A shares	(31,522,078)	(33,105,895)
Class B shares	(11,420,174)	(10,283,224)
Class C shares	(20,727,686)	(22,033,061)
Class R shares	(1,428)	(612,121)
Class T shares	(701,658)	(180,374)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(39,011,787)	(24,839,916)
Total Increase (Decrease) in Net Assets	(25,374,418)	(11,173,271)

Net Assets ($):
Beginning of Period	218,329,656	229,502,927
End of Period	192,955,238	218,329,656
Undistributed investment income—net	1,086,616	984,214

14

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	938,508	1,345,092
Shares issued for dividends reinvested	34,038	57,187
Shares redeemed	(2,093,936)	(2,295,108)
Net Increase (Decrease) in Shares Outstanding	(1,121,390)	(892,829)

Class B [a]
Shares sold	81,554	312,484
Shares issued for dividends reinvested	11,720	9,988
Shares redeemed	(769,430)	(720,803)
Net Increase (Decrease) in Shares Outstanding	(676,156)	(398,331)

Class C
Shares sold	562,940	1,112,013
Shares issued for dividends reinvested	12,181	9,922
Shares redeemed	(1,400,825)	(1,545,510)
Net Increase (Decrease) in Shares Outstanding	(825,704)	(423,575)

Class R
Shares sold	697	6,624
Shares issued for dividends reinvested	47	588
Shares redeemed	(91)	(42,986)
Net Increase (Decrease) in Shares Outstanding	653	(35,774)

Class T
Shares sold	49,250	36,024
Shares issued for dividends reinvested	1,281	1,839
Shares redeemed	(47,350)	(12,697)
Net Increase (Decrease) in Shares Outstanding	3,181	25,166

[a]	During the period ended August 31, 2006, 90,665 Class B shares representing $1,341,475 were automatically converted to 89,336 Class A shares and during the period ended August 31, 2005, 74,626 Class B shares representing $1,072,499 were automatically converted to 73,785 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.81	13.95	12.91	12.81	14.49
Investment Operations:
Investment income—net [b]	.17	.20	.10	.09	.05
Net realized and unrealized
gain (loss) on investments	1.08	.82	1.02	.04	(1.68)
Total from Investment Operations	1.25	1.02	1.12	.13	(1.63)
Distributions:
Dividends from investment income—net	(.12)	(.16)	(.08)	(.03)	(.05)
Net asset value, end of period	15.94	14.81	13.95	12.91	12.81

Total Return (%) [c]	8.45	7.35	8.67	1.05	(11.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.35	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.30	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	1.13	1.39	.72	.72	.34
Portfolio Turnover Rate	.88	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	85,054	95,660	102,518	88,746	47,336

[a]	The fund changed to a five class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.62	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.06	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	1.05	.82	1.00	.03	(1.84)
Total from Investment Operations	1.11	.91	1.00	.03	(1.85)
Distributions:
Dividends from investment income—net	(.08)	(.05)	(.01)	(.03)	—
Net asset value, end of period	15.65	14.62	13.76	12.77	12.77

Total Return (%) [d]	7.60	6.65	7.81	.26	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.10	2.10	2.10	.80[e]
Ratio of net expenses
to average net assets	2.05	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.38	.64	(.03)	(.03)	(.07)[e]
Portfolio Turnover Rate	.88	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	40,222	47,455	50,172	39,290	8,233

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.61	13.76	12.77	12.77	14.62
Investment Operations:
Investment income (loss)—net [b]	.06	.09	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	1.05	.81	1.01	.03	(1.84)
Total from Investment Operations	1.11	.90	1.01	.03	(1.85)
Distributions:
Dividends from investment income—net	(.08)	(.05)	(.02)	(.03)	—
Net asset value, end of period	15.64	14.61	13.76	12.77	12.77

Total Return (%) [d]	7.60	6.58	7.88	.25	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.10	2.10	2.10	.80[e]
Ratio of net expenses
to average net assets	2.05	2.10	2.10	2.10	.80[e]
Ratio of net investment income
(loss) to average net assets	.38	.63	(.03)	(.03)	(.08)[e]
Portfolio Turnover Rate	.88	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	64,230	72,062	73,690	52,613	9,046

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	15.06	13.97	12.90	12.81	14.62
Investment Operations:
Investment income—net [b]	.22	.26	.13	.11	.03
Net realized and unrealized
gain (loss) on investments	1.09	1.03	1.04	.05	(1.84)
Total from Investment Operations	1.31	1.29	1.17	.16	(1.81)
Distributions:
Dividends from investment income—net	(.13)	(.20)	(.10)	(.07)	—
Net asset value, end of period	16.24	15.06	13.97	12.90	12.81

Total Return (%)	8.72	9.29	9.13	1.26	(12.38)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.10	1.10	1.13	.42[c]
Ratio of net expenses
to average net assets	1.05	1.10	1.10	1.13	.42[c]
Ratio of net investment income
to average net assets	1.41	1.79	1.01	.93	.23[c]
Portfolio Turnover Rate	.88	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	122	103	596	1	1

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2006	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.70	13.86	12.84	12.79	14.62
Investment Operations:
Investment income—net [b]	.13	.16	.07	.06	.01
Net realized and unrealized
gain (loss) on investments	1.06	.82	1.01	.03	(1.84)
Total from Investment Operations	1.19	.98	1.08	.09	(1.83)
Distributions:
Dividends from investment income—net	(.10)	(.14)	(.06)	(.04)	—
Net asset value, end of period	15.79	14.70	13.86	12.84	12.79

Total Return (%) [c]	8.14	7.14	8.39	.74	(12.52)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.60	1.60	1.60	.61[d]
Ratio of net expenses
to average net assets	1.55	1.60	1.60	1.60	.61[d]
Ratio of net investment income
to average net assets	.89	1.12	.51	.47	.13[d]
Portfolio Turnover Rate	.88	3.89	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	3,327	3,050	2,527	1,031	403

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund.The fund’s investment objective is to achieve long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

•	By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before
February 28, 2006.
•	With the cash proceeds from an investor’s exercise of employment-
related stock options, whether invested in the fund directly or indi-
rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat-
ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase
Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
•	By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

•	For Dreyfus-sponsored IRA “Rollover Accounts” with the distribu-
tion proceeds from qualified and non-qualified retirement plans or a
Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the
Distributor specifically relating to processing rollovers. Upon estab-
lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class
A or Class T shares of the fund at NAV in such account.

22

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,086,616, undistributed capital losses $5,969,670 and unrealized appreciation $43,732,302.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010, $1,280,759 expires in fiscal 2011, $333,454 expires in fiscal 2012, $2,634,583 expires in fiscal 2013 and $459,649 expires in fiscal 2014.

The tax character of current year distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: ordinary income $1,333,737 and $1,624,450.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2006 was approximately $230,700, with a related weighted average annualized interest rate of 5.04% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets.A portion of the fund’s management fee, in the amount of .10% of the fund’s average daily net assets, is being waived from February 7, 2006 until April 4, 2007. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its management fee received from the fund. Dreyfus will, in turn, pass that waiver onto the fund.The reduction in management fee, pursuant to the undertakings, amounted to $108,047 during the period ended August 31, 2006. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and

26

expenses of the non-interested Directors (including counsel fees). Effective October 1, 2005, each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. Prior to October 1, 2005, each Director received $40,000 per year, plus $5,000 for each joint Board meeting of the Dreyfus/Laurel Funds attended, $2,000 for separate committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that were conducted by telephone and was reimbursed for travel and out-of-pocket expenses.The Chairman of the Board received an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there was a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee was allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay and Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its Management fee received from the fund.

During the period ended August 31, 2006, the Distributor retained $22,540 and $407 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $156,027 and $17,027 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31,2006,Class A,Class B,Class C and Class T shares were charged $219,201, $323,037, $496,501 and $7,803, respectively, pursuant to their

28

respective Plans. During the period ended August 31, 2006, Class B, Class C and Class T shares were charged $107,679, $165,500 and $7,803, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $179,440, Rule 12b-1 distribution plan fees $84,918 and shareholder services plan fees $22,780 which are offset against an expense reimbursement currently in effect in the amount of $16,313.

(c) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $1,754,289 and $40,969,042 respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $148,961,410; accordingly, accumulated net unrealized appreciation on investments was $43,732,302, consisting of $48,648,223 gross unrealized appreciation and $4,915,921 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York October 20, 2006
30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,333,737 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26 and 27, 2006, the Board considered the re-approval, through its annual renewal date of April 4, 2007, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members were referred to information previously provided to them in a presentation from representatives of the Manager at the February 1 and 2, 2006 Board meeting (the “February Meeting”) regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the underlying facts. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the Board members also referenced information provided and discussions at the February Meeting regarding the relationships the Manager has with various intermediaries and the different needs of each, the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that

32

the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and total return performance. The Manager furnished these reports to the Board and also provided a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members noted that the fund’s expense ratio was higher than the Expense Group and Expense Universe medians.A representative of the Manager informed the Board members that the fund’s total expense ratio, as reported by Lipper, was as of February 28, 2006 and did not fully reflect the voluntary waiver by Sarofim & Co. of a portion of its sub-investment advisory fee (such fee paid by the Manager which, in turn, is waiving the same amount of the fund’s management fee paid by the fund) in the amount of .10% of the value of the fund’s average daily net assets which was put in place as of February 7, 2006 and continues until October 4, 2006. The waiver amount is approximately 33% of the sub-investment advisory fee Sarofim & Co. would otherwise be paid under the Sub-Investment Advisory Agreement with the Manager. Representatives of the Manager, Sarofim & Co. and the Board members agreed that the voluntary waiver by Sarofim & Co. would be extended until April 4, 2007.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF The Fund ’ S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of total return performance among groups of funds (the “Performance Group” and the “Performance Universe”); the Performance Group was composed of the same funds included in the Expense Group and the Performance Universe was composed of all retail and institutional large-cap core funds.The Board noted that the fund’s total return performance was below the medians of the Performance Group and Performance Universe for the 1-, 2-, 3-, 4-, and 5-year time periods ended June 30, 2006.

Representatives of the Manager and Sarofim & Co. also presented the Board with the fund’s total return performance and the quartile, percentile and rank of the fund within its Lipper category (as provided by Lipper) for the three- and six-month periods ended June 30, 2006 and noted that the fund’s relative total return had improved to first and second quartile for those periods, respectively. In addition, a representative of the Manager provided the Board members with an in-depth analysis of the fund’s relative performance as compared to other mutual funds with similar risk, market capitalization and other characteristics as well as various indices, noting a significant improvement in the fund’s relative performance for the three- and six-month periods ended June 30, 2006.

The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during periods when the fund underperformed the medians of the Lipper comparison groups. A representative of the Manager compared periods when the fund underperformed versus periods when the fund outperformed its Lipper category and comparison group averages, noting that high quality, mega-cap stocks had been out of favor for a long period of time but recently appear to have come back into favor. The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality companies that are predominantly “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. A representative of Sarofim & Co. informed

34

the Board members that Sarofim & Co. believes the valuations of fund portfolio holdings are relatively attractive and provided the aggregate fundamentals of the fund’s portfolio holdings as compared to the Standard and Poor’s 500 Composite Stock Price Index, including, among other things, price/earnings ratios, earnings growth and capital ratios.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the Manager’s or Sarofim & Co.’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Sarofim & Co. to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF The Fund ’ S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

expenses and profit. Information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex had previously been provided to the Board.The methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively. The Board also noted the fee waiver and expense reimbursement arrangements and its effect on the Manager’s profitability.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the

36

discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the ser-
vices provided by the Manager and Sarofim & Co. are adequate and appropriate.
•	The Board noted that the fund’s recent short-term performance had improved, but remained concerned with the fund’s longer-term performance. However, the Board understood that the fund’s per-
formance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high quality mega-
cap companies, and that, in the long-term, such companies have been out of favor while, in the short-term, such companies have been in
favor.While management assured the Board members that portfolio management had been consistent with the strategy description in fund materials and Sarofim & Co.’s stated investment style, the Board determined to continue to closely monitor performance.
•	The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the
Manager to Sarofim & Co., were reasonable in light of the consid-
erations described above.
•	The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con-
nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders and that the Management Agreement and Sub-Investment Advisory Agreement would be renewed through April 4, 2007.

The Fund 37

OFFICERS OF The Fund (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

40

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For	More	Information

Dreyfus Premier	Custodian

Core Equity Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Fayez Sarofim & Co.	Distributor

Two Houston Center,
Dreyfus Service Corporation
Suite 2907
200 Park Avenue
Houston,TX 77010
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,825 in 2005 and $26,405 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,650 in 2005 and $3,970 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,000 in 2005 and $2,125 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,476,000 in 2005 and $1,582,000 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President
Date:	October 27, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer
Date:	October 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer
Date:	October 27, 2006

EXHIBIT INDEX
	(a)(1)	Code of ethics referred to in Item 2.
	(a)(2)	Certifications of principal executive and principal financial officers as required by
Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
	(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)